Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of November 16, 2022 (as amended, restated, supplemented and/or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is made by and between SONIC FOUNDRY, INC., a Maryland corporation whose address is 222 W. Washington Avenue, Madison, WI  53703, U.S.A. (the “Grantor”), in favor of MARK BURISH, whose address is C/O Hurley Burish, S.C. 33 E Main St Suite 400, Madison, WI 53701 (the “Secured Party”).

R E C I T A L S:

WHEREAS, on the date hereof, the Secured Party will make a loan to the Grantor in an original principal amount of Three Million U.S. Dollars ($3,000,000.00) (the “Loan”), evidenced by that certain Secured Promissory Note of even date herewith (as amended, restated, supplemented and/or otherwise modified from time to time, the “Note”) made by the Grantor and payable to the order of the Secured Party; and

WHEREAS, the Loan is a condition precedent to that certain $5,500,000 loan to be made by Neltjeberg Bay Enterprises LLC (“NBE”) to Grantor dated as of November 16, 2022 (the “NBE Loan”); and

WHEREAS, under the terms of this Agreement, the Grantor desires to grant to the Secured Party a security interest in the Collateral (as defined herein) to secure any and all Secured Obligations (as defined herein).

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Definitions.

(a)    All capitalized terms used herein without definitions shall have the respective meanings set forth in the Note.

(b)    Unless otherwise defined herein or in the Note, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, such term shall have the meaning specified in Article 9 of the UCC.

(c)    For purposes of this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the introductory paragraph hereof.

“Collateral” has the meaning set forth in Section 4.

“First Priority” means, with respect to any lien and security interest purported to be created in any Collateral pursuant to this Agreement, such lien and security interest is the most senior lien to which such Collateral is subject (subject only to the NBE Loan and liens permitted under the Note).

“Grantor” has the meaning set forth in the introductory paragraph hereof.

“Loan” has the meaning set forth in the recitals hereof.

“Loan Documents” means collectively this Agreement, the Note and each other agreement, certificate, document, or instrument executed or delivered by the Corporation in connection with this Agreement, the Note or any other Loan Document whether prior to, on, or after the date hereof, and any and all renewals, extensions, amendments, modifications, or restatements of any of the foregoing.

“NBE Loan” has the meaning set forth in the recitals hereof.

“Note” has the meaning set forth in the recitals hereof.

“Perfection Certificate” has the meaning set forth in Section 7.

“Proceeds” means “proceeds” as such term is defined in section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

“Secured Obligations” has the meaning set forth in Section 5.

“Secured Party” has the meaning set forth in the introductory paragraph hereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Wisconsin or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2.    Interpretative Provisions.

(a)    The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)    The words “hereof,” “hereto,” “herein,” “hereunder,” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, Schedule, and Exhibit references are to this Agreement unless otherwise specified. The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices, and other writings, however evidenced. The term “including” is not limiting and means “including, without limitation.” In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(c)    Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements and other modifications thereto, but only to the extent such amendments, restatements, supplements and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing, or interpreting the statute or regulation.

(d)    The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(e)    This Agreement and the other Loan Documents are the result of negotiations between the parties. Accordingly, the Loan Documents shall not be construed against the Secured Party or the Grantor merely because of the Secured Party’s or the Grantor’s involvement in their preparation.

3.    Authorization and Issuance of the Note.

(a)    The Grantor has authorized the issuance of the Note to mature on the Maturity Date, to bear interest from the date the Note was initially issued at the rates specified therein. This Agreement shall govern the Note issued by the Grantor.

(b)    Subject to the terms and conditions hereof, the Secured Party agrees to fund, as of even date herewith. the original principal amount of the Note to be purchased.

(c)    The Grantor shall execute and deliver the Note, dated as of even date herewith, in favor of the Secured Party.

(d)    The closing of the issuance, purchase and sale of the Note shall take place at the office of the Grantor (or such other place as may be agreed to by the Grantor and the Secured Party) on the date hereof.

4.    Grant of Security Interest. The Grantor hereby pledges and grants to the Secured Party, and hereby creates a continuing First Priority lien and security interest in favor of the Secured Party in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the “Collateral”), which shall be subordinated to the NBE Loan pursuant to a Subordination Agreement between Secured Party and NBE dated as of November 16, 2022,:

(a)    all fixtures and personal property of every kind and nature including all accounts (including receivables), goods (including inventory and equipment), documents (including, if applicable, electronic documents), instruments, promissory notes, chattel paper (whether tangible or electronic), letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property, commercial tort claims described on Schedule 1 hereof as supplemented by any written notification given by the Grantor to the Secured Party pursuant to Section 6(e), general intangibles (including all payment intangibles), money, deposit accounts, and any other contract rights or rights to the payment of money; and

(b)    all Proceeds and products of each of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions of and to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the foregoing.

5.    Secured Obligations. The Collateral secures the due and prompt payment and performance of:

(a)    the obligations of the Grantor from time to time arising under the Note, this Agreement or otherwise with respect to the due and prompt payment of (i) the principal of and premium, if any, and interest on the Loan (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, attorneys’ fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantor under or in respect of the Note and this Agreement; and

(b)    all other covenants, duties, debts, obligations and liabilities of any kind of the Grantor under or in respect of the Note, this Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (all such obligations, covenants, duties, debts, liabilities, sums and expenses set forth in this Section 5 being herein collectively called the “Secured Obligations”).

6.    Perfection of Security Interest and Further Assurances.

(a)    The Grantor shall, from time to time, as may be required by the Secured Party with respect to all Collateral, immediately take all actions as may be requested by the Secured Party to perfect the security interest of the Secured Party in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of Sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, Section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as applicable, the Grantor shall immediately take all actions as may be requested from time to time by the Secured Party so that control of such Collateral is obtained and at all times held by the Secured Party. All of the foregoing shall be at the sole cost and expense of the Grantor.

(b)    The Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Grantor, or words of similar effect. The Grantor agrees to provide all information required by the Secured Party pursuant to this Section 6 promptly to the Secured Party upon request.

(c)    The Grantor hereby further authorizes the Secured Party to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any state of the United States or in any other country) this Agreement and other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law.

(d)    If the Grantor shall at any time hold or acquire any certificated securities, promissory notes, tangible chattel paper, negotiable documents or warehouse receipts relating to the Collateral, the Grantor shall immediately endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

(e)    If the Grantor shall at any time hold or acquire a commercial tort claim, the Grantor shall immediately notify the Secured Party in a writing signed by the Grantor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

(f)    If any Collateral is at any time in the possession of a bailee, the Grantor shall promptly notify the Secured Party thereof and, at the Secured Party’s request and option, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and the bailee agrees to comply, without further consent of the Grantor, at any time with instructions of the Secured Party as to such Collateral.

(g)    The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

7.    Representations and Warranties. The Grantor represents and warrants as follows:

(a)    It has previously delivered to the Secured Party a certificate signed by the Grantor and entitled “Perfection Certificate” (“Perfection Certificate”), and that: (i) the Grantor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (ii) the Grantor is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (iii) the Perfection Certificate accurately sets forth the Grantor’s organizational identification number (or accurately states that the Grantor has none), the Grantor’s place of business (or, if more than one, its chief executive office), and its mailing address, (iv) all other information set forth on the Perfection Certificate relating to the Grantor is accurate and complete and (v) there has been no change in any such information since the date on which the Perfection Certificate was signed by the Grantor.

(b)    All information set forth on the Perfection Certificate relating to the Collateral is accurate and complete and there has been no change in any such information since the date on which the Perfection Certificate was signed by the Grantor.

(c)    The Collateral consisting of securities have been duly authorized and validly issued, and are fully paid and non-assessable and subject to no options to purchase or similar rights. The Grantor holds no commercial tort claims. None of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral. The Grantor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended.

(d)    At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Grantor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the security interest created by this Agreement and other liens permitted by the Note.

(e)    The pledge of the Collateral pursuant to this Agreement creates a valid and perfected First Priority security interest in the Collateral, securing the payment and performance when due of the Secured Obligations, and the pledge of the Collateral has been approved by a committee of disinterested directors and such approval complies in all respects with the requirements set forth in the Maryland Code Corporations and Associations, including but not limited to Section 2-419(b) thereof, relating to interested director transactions.

(f)    It has full power, authority and legal right to borrow the Loan and pledge the Collateral pursuant to this Agreement.

(g)    Each of this Agreement and the Note has been duly authorized, executed and delivered by the Grantor and constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

(h)    No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the borrowing of the Loan and the pledge by the Grantor of the Collateral pursuant to this Agreement or for the execution and delivery of the Note and this Agreement by the Grantor or the performance by the Grantor of its obligations thereunder.

(i)    The execution and delivery of the Note and this Agreement by the Grantor and the performance by the Grantor of its obligations thereunder, will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Grantor or any of its property, or the organizational or governing documents of the Grantor or any agreement or instrument to which the Grantor is party or by which it or its property is bound.

(j)    The Grantor has taken all action required on its part for control (as defined in Sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, Section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as applicable) to have been obtained by the Secured Party over all Collateral with respect to which such control may be obtained pursuant to the UCC. No person other than the Secured Party has control or possession of all or any part of the Collateral.

8.    Voting, Distributions and Receivables.

(a)    The Secured Party agrees that unless an Event of Default shall have occurred and be continuing, the Grantor may, to the extent the Grantor has such right as a holder of the Collateral consisting of securities, other Equity Interests or indebtedness owed by any obligor, vote and give consents, ratifications and waivers with respect thereto, except to the extent that, any such vote, consent, ratification or waiver could detract from the value thereof as Collateral or which could be inconsistent with or result in any violation of any provision of the Note or this Agreement.

(b)    The Secured Party agrees that the Grantor may, unless an Event of Default shall have occurred and be continuing, receive and retain all dividends and other distributions with respect to the Collateral consisting of securities, other Equity Interests or indebtedness owed by any obligor.

(c)    The Secured Party may, or at the request and option of the Secured Party the Grantor shall, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party.

9.    Covenants. The Grantor covenants as follows:

(a)    The Grantor will not, without providing at least thirty (30) days’ prior written notice to the Secured Party, change its legal name, identity, type of organization, jurisdiction of organization, corporate structure, location of its chief executive office or its principal place of business or its organizational identification number. The Grantor will, prior to any change described in the preceding sentence, take all actions requested by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

(b)    The Collateral, to the extent not delivered to the Secured Party pursuant to Section 6, will be kept at those locations listed on the Perfection Certificate and the Grantor will not remove the Collateral from such locations without providing at least thirty (30) days’ prior written notice to the Secured Party. The Grantor will, prior to any change described in the preceding sentence, take all actions required by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

(c)    The Grantor shall, at its own cost and expense, defend title to the Collateral and the First Priority lien and security interest of the Secured Party therein against the claim of any person claiming against or through the Grantor (except NBE) and shall maintain and preserve such perfected First Priority security interest for so long as this Agreement shall remain in effect.

(d)    The Grantor will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein except as expressly provided for herein to NBE or with the prior written consent of the Secured Party.

(e)    The Grantor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Grantor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located.

(f)    The Grantor will pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement.

(g)    The Grantor will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

10.    Secured Party Appointed Attorney-in-Fact. The Grantor hereby appoints the Secured Party the Grantor’s attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Secured Party’s discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (but the Secured Party shall not be obligated to and shall have no liability to the Grantor or any third party for failure to do so or take action). This appointment, being coupled with an interest, shall be irrevocable. The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

11.    Secured Party May Perform. If the Grantor fails to perform any obligation contained in this Agreement, the Secured Party may itself perform, or cause performance of, such obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor; provided that the Secured Party shall not be required to perform or discharge any obligation of the Grantor.

12.    Reasonable Care. The Secured Party shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to any claims, the nature or sufficiency of any payment or performance by any party under or pursuant to any agreement relating to the Collateral or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by the Secured Party of any of the rights and remedies hereunder, shall relieve the Grantor from the performance of any obligation on the Grantor’s part to be performed or observed in respect of any of the Collateral.

13.    Remedies Upon Default.

(a)    If any Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Grantor, may assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Grantor at its notice address as provided in Section 17 hereof ten (10) days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, the Secured Party may sell such Collateral on such terms and to such purchaser(s) as the Secured Party in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. At any sale of the Collateral, if permitted by applicable law, the Secured Party may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by it of any rights hereunder. The Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Secured Party or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Secured Party nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. The Grantor agrees that it would not be commercially unreasonable for the Secured Party to dispose of the Collateral or any portion thereof by utilizing internet sites that provide for the auction of assets of the type included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. The Secured Party shall not be obligated to clean-up or otherwise prepare the Collateral for sale.

(b)    If any Event of Default shall have occurred and be continuing, all rights of the Grantor to (i) exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 8(a) and (ii) receive the dividends and other distributions which it would otherwise be entitled to receive and retain pursuant to Section 8(b), shall immediately cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole right to exercise such voting and other consensual rights and receive and hold such dividends and other distributions as Collateral.

(c)    If any Event of Default shall have occurred and be continuing, any cash held by the Secured Party as Collateral and all cash Proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Secured Party to the payment of expenses incurred by the Secured Party in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including reasonable attorneys’ fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash Proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus. The Grantor shall remain liable for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Secured Party to collect such deficiency.

(d)    If the Secured Party shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, the Grantor agrees that, upon request of the Secured Party, the Grantor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

14.    No Waiver and Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument pursuant to Section 16), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

15.    SECURITY INTEREST ABSOLUTE. The Grantor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of the Secured Party and liens and security interests hereunder, and all Secured Obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

(a)    any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(b)    any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Note, this Agreement or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c)    any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

(d)    any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e)    any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;

(f)    any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Grantor against the Secured Party; or

(g)    any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Loan or any existence of or reliance on any representation by the Secured Party that might vary the risk of the Grantor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Grantor or any other grantor, guarantor or surety.

16.    Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Grantor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party and the Grantor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

17.    Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Note, and addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party.

18.    Continuing Security Interest; Further Actions. This Agreement shall create a continuing First Priority lien and security interest in the Collateral and shall (a) subject to Section 19, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of the Secured Party and its successors, transferees and assigns; provided that the Grantor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party. Without limiting the generality of the foregoing clause (c), any assignee of the Secured Party’s interest in any agreement or document which includes all or any of the Secured Obligations shall, upon assignment in accordance with Section 11.9 of the Note, become vested with all the benefits granted to the Secured Party herein with respect to such Secured Obligations.

19.    Termination; Release. On the date on which all Secured Obligations have been paid and performed in full, the Secured Party will, at the request and sole expense of the Grantor, (a) duly assign, transfer and deliver to or at the direction of the Grantor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, together with any monies at the time held by the Secured Party hereunder, and (b) execute and deliver to the Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

20.    GOVERNING LAW. This Agreement and the Note and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or the Note (except, as to the Note, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of Wisconsin, without regard to its conflicts of law provisions.

21.    Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and the Note constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

GRANTOR:

Sonic Foundry, Inc.

By:         /s/Ken Minor
Name:          Ken Minor

Title:         Chief Financial Officer

Address:         222 W. Washington Avenue

Madison, WI  00802

U.S.A.

Telephone:         608 443 1600

Email:         ken.minor@sonicfoundry.com

SECURED PARTY:

Mark Burish

By:         /s/Mark Burish
Name:         Mark Burish

Address:         C/O Hurley Burish, S.C.

33 E Main St.

Madison, WI 53701

Telephone:         608-257-0945

Email:         mburish@hurleyburish.com